UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 6, 2008
Date of Report (Date of earliest event reported)
HLTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)
(201) 703-3400
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          All statements contained in this Current Report or in the exhibits furnished with this Current Report, other than statements of historical fact, are forward-looking statements, including those regarding: guidance on future financial results and other projections or measures of future performance; expectations concerning market opportunities and our ability to capitalize on them; the benefits expected from acquisitions, from new products or services and from other potential sources of additional revenue; the merger transaction (the “Merger Transaction”) between HLTH and WebMD Health Corp. (WHC); the potential sales transactions with respect to ViPS and Porex (the “Potential Sales Transactions”); and expectations regarding the market for HLTH’s and WHC’s investments in auction rate securities (ARS). These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; length of sales and implementation cycles for our products and services; our relationships with customers and strategic partners; changes in the markets for ARS; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries; and our ability to attract and retain qualified personnel. Further information about these matters can be found in our Securities and Exchange Commission filings. In addition, there can be no assurances regarding: whether HLTH and WHC will be able to complete the Merger Transaction or as to the timing of such transaction; or whether HLTH will be able to complete the Potential Sales Transactions or as to the timing or terms of such transactions. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 2.02. Results of Operations and Financial Condition
     On May 6, 2008, we issued a press release announcing our results for the quarter ended March 31, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains the financial tables that accompanied the press release. Exhibit 99.3 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures.” Exhibits 99.1, 99.2 and 99.3 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On May 6, 2008, WebMD Health Corp. (which we refer to as WHC) issued a press release announcing its results for the quarter ended March 31, 2008. HLTH owns approximately 83.4% of the outstanding Common Stock of WHC. A copy of the press release issued by WHC is incorporated by reference, as Exhibit 99.4 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. A copy of the financial tables that accompanied the WHC press release are incorporated by reference, as Exhibit 99.5 hereto, from Exhibit 99.2 to the Current Report on Form 8-K filed today by WHC. A copy of Annex A to the WHC press release, entitled “Explanation of Non-GAAP Financial Measures,” is incorporated by reference, as Exhibit 99.7 hereto, from Exhibit 99.4 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.4, 99.5 and 99.7 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall any of those Exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 2.06. Material Impairments
     At March 31, 2008, HLTH held student loan related auction rate securities (ARS) with a face amount of $362.9 million. The types of ARS investments that HLTH owns are backed by student loans, 97% of which are guaranteed under the Federal Family Education Loan Program (FFELP), and all had credit ratings of AAA or Aaa when purchased. Since mid-February, all auctions involving these securities have failed. The result of a failed auction is that these ARS continue to pay interest in accordance with their terms until the next successful auction; however liquidity will be limited until there is a successful auction or until such time as other markets for these ARS investments develop. It is uncertain when an auction market or other markets will develop. HLTH has determined that the fair value of the ARS as of March 31, 2008 was $302.8 million. Accordingly, HLTH has recorded a charge of $60.1 million to reflect a loss on these securities in its results for the quarter ended March 31, 2008.
Item 7.01. Regulation FD Disclosure
     A copy of certain forward-looking financial information that accompanied Exhibit 99.4 is incorporated by reference, as Exhibit 99.6 hereto, from Exhibit 99.3 to the Current Report on Form 8-K filed today by WHC. Exhibit 99.6 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits. The following exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Press Release, dated May 6, 2008, regarding the Registrant’s results for the quarter ended March 31, 2008 and other matters

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Annex A to Exhibits 99.1 and 99.2

99.4	Press Release, dated May 6, 2008, regarding WebMD Health Corp.’s results for the quarter ended March 31, 2008 and other matters (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 6, 2008)

99.5	Financial Tables accompanying Exhibit 99.4 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 6, 2008)

99.6	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 6, 2008)

99.7	Annex A to Exhibits 99.4 through 99.6 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 6, 2008)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: May 6, 2008	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated May 6, 2008, regarding the Registrant’s results for the quarter ended March 31, 2008 and other matters

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Annex A to Exhibits 99.1 and 99.2

99.4	Press Release, dated May 6, 2008, regarding WebMD Health Corp.’s results for the quarter ended March 31, 2008 and other matters (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 6, 2008)

99.5	Financial Tables accompanying Exhibit 99.4 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 6, 2008)

99.6	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 6, 2008)

99.7	Annex A to Exhibits 99.4 through 99.6 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 6, 2008)